ADVANCES TO SUPPLIERS	12 Months Ended
Dec. 31, 2020
ADVANCES TO SUPPLIERS
ADVANCES TO SUPPLIERS

5. ADVANCES TO SUPPLIERS

Advances to suppliers are as follows:

	December 31,	December 31,	December 31,
	2019	2020	2020
	RMB	RMB	US$
			(Note 3)
Advance to subscribe tokens	10,094,972	—	—
Advance for minimum guarantee payment	—	—	—
Financing fee	—	—	—
Company registration fee	794,692	—	—
Advertising fee	255,259	—	—
Other	101,685	27,725	4,249

	11,246,608	27,725	4,249

On February 6, 2018, the Group entered into an agreement with a third-party company to subscribe to a total of 5,297,157 tokens for digital assets at a consideration of US$2.0 million and the Group has paid a total of RMB2.1 million (US$0.3 million) for the advance administrative expenses. In July 2019, the Group received an advance of RMB6.9 million (US$1.1 million) from another third-party to transfer approximately 2,222,222 tokens. The Group has provided an impairment loss of RMB6.0 million (US$0.9 million) during the year ended December 31, 2019. In May 2020, the Group received a letter from the token issuer that due to the inability to deliver tokens as scheduled and the issuer had terminated the purchase agreement on April 30, 2020. Upon termination, the issuer is to refund to the participant the net amount and the Group has received a refund of US$0.8 million in July 2020 for the remaining 3,075,035 subscribed tokens. The transfer of tokens to a third-party to transfer of approximately 2,222,222 tokens was completed on the termination date of the purchase agreement. The Group has recognized a gain of RMB2.8 million (US$0.4 million) from the disposal and refund transactions to the subscribed tokens.

In September 2020, the Group entered into a master cooperation and publishing agreement with Voodoo SAS (“Voodoo”), a French game developer and publisher, to cooperate on the publishing and operations of casual games in China for a period of maximum three years upon the launch of the games. In consideration for the exclusive license granted to the Group by Voodoo and as a minimum guarantee payment, the Group should pay Voodoo an aggregate amount of US$13.0 million in cash based on the agreed timetable, including an upfront payment of US$3.0 million that the Group has paid in September 2020. Due to uncertain events to the development and the probability to successfully launch the casual games in the future, the Group has performed an impairment assessment to consider the recoverable amount. As the advance on minimum guarantee payment is non-refundable in nature, the Group has fully impaired the advance paid in 2020.

The Group has obtained financing for the early phase development of CrossFire New Mobile Game from the Inner Mongolia Culture Assets and Equity Exchange. As of December 31, 2020, the Group had paid RMB7.5 million (US$1.1 million) as the financing fee of the total funds raised and to be raised amounting to RMB157.5 million (US$24.1 million). According to the agreement, the Group paid the total financing fee of RMB7.5 million (US$1.1 million) upon receipt of the first payment in October 2016 (see Note 16). Due to unforeseen circumstances, the Group is not planning to finance the remaining RMB100.0 million (US$15.3 million) and due to non-recovery of the advance financing fee, the Group has fully impaired the advance financing fee in 2018.

In total, the Group recorded impairment charges relating to the advances to suppliers and other advances of RMB7.8 million, RMB6.0 million and RMB20.7 million (US$3.2 million) for the years ended December 31, 2018, 2019 and 2020, respectively.